UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2025

Date of Report (Date of earliest event reported)

LIMINATUS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware		93-2710748
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Centerpointe Drive #625, La Palma, CA	90623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 273-5453

Iris Parent Holding Corp.

6 Centerpointe Drive #625

La Palma, CA 90623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIMN	The Nasdaq Stock Market LLC
Warrants	LIMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 30, 2025, Iris Acquisition Corp, a Delaware corporation (formerly known as Tribe Capital Growth Corp I) (“IRAA”), Liminatus Pharma, Inc., a Delaware corporation (formerly known as Iris Parent Holding Corp.) (“LIMN”), Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”), Liminatus Pharma Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LIMN (“Liminatus Merger Sub”), and SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LIMN (“SPAC Merger Sub”), completed a business combination transaction pursuant to that certain Business Combination Agreement, dated as of November 30, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

Upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the Delaware Limited Liability Company Act and the Delaware General Corporation Law, (a) Liminatus Merger Sub merged with and into Liminatus (the “Liminatus Merger”), with Liminatus surviving the Liminatus Merger as a direct wholly-owned subsidiary of LIMN, and (b) simultaneously with the Liminatus Merger, SPAC Merger Sub merged with and into IRAA (the “SPAC Merger”), with IRAA surviving the SPAC Merger as a direct wholly-owned subsidiary of LIMN.

As a result of the SPAC Merger, (i) shares of IRAA common stock were converted into shares of LIMN common stock, and (ii) IRAA’s warrants to purchase shares of IRAA common stock were converted into LIMN’s warrants to purchase shares of LIMN common stock. Upon the closing of the business combination transaction, the combined company was named “Liminatus Pharma, Inc.” and its securities are listed on The Nasdaq Stock Market.

Accordingly, LIMN’s common stock and warrants are deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, by operation of paragraph (a) of Rule 12g-3 thereunder. LIMN hereby reports the succession in accordance with Rule 12g-3(f) under the Exchange Act, on Form 8-K using the EDGAR format type 8-K12B, as notice that LIMN has become a successor issuer to IRAA pursuant to Rule 12g-3(a) under the Exchange Act.

A copy of the joint press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
99.1	Joint Press Release, dated April 30, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025
LIMINATUS PHARMA, INC.

	By:	/s/ Chris Kim
	Name:	Chris Kim
	Title:	Chief Executive Officer